             [PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIALITY UNDER RULE 24b-2 OF THE
             SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. A COPY OF THIS AGREEMENT WITH THIS EXHIBIT INTACT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

                               FIRST AMENDMENT TO
                           EXCLUSIVE LICENSE AGREEMENT
                                       FOR
            SELECTED APPLICATIONS OF COATED NANOCRYSTALLINE PARTICLES




                                     BETWEEN




                   THE REGENTS OF THE UNIVERSITY OF CALIFORNIA





                                       AND





                          BEN-ABRAHAM TECHNOLOGIES INC.





                               UC CASE NO. 89-204

               FIRST AMENDMENT TO THE EXCLUSIVE LICENSE AGREEMENT
         FOR SELECTED APPLICATIONS OF COATED NANOCRYSTALLINE PARTICLES

         This amendment ("Amendment") is effective this 26th day of October, 1999, by and between The Regents of the University of California ("The Regents"), a California corporation, having its statewide administrative offices at 1111 Franklin Street, 12th Floor, Oakland, California 94607-5200, and Ben-Abraham Technologies Inc. ("Licensee"), a Wyoming corporation, having a principal place of business at 175 Olde Half Day Road, Suite 123, Lincolnshire, Illinois 60069.

                                    RECITALS

         Whereas, Licensee and The Regents entered into a license agreement entitled "Exclusive License Agreement for Selected Applications of Coated Nanocrystalline Particles," effective on June 18, 1997, having U.C. Agreement Control Number 1997-04-0671 ("License Agreement"), covering licensure to Licensee by The Regents of rights in certain inventions developed by Dr. Nir Kossovsky et al. at the University of California, Los Angeles and covered by Patent Rights (as defined in the License Agreement);

         Whereas, although Licensee and The Regents both agree that the other party has substantially complied with the terms of the License Agreement, changed circumstances have necessitated that certain other provisions of the License Agreement be modified and amended;

         Whereas, Licensee has requested that The Regents amend certain provisions in the License Agreement to a more financial and time feasible schedule; and

         Whereas, The Regents is willing to amend the License Agreement to reflect such request.

         Now, Therefore, in consideration of the foregoing and the mutual promises and covenants contained herein, the parties hereto agree as follows:

1. Paragraph 1.6 (Definitions) of the License Agreement is deleted in its entirety and replaced with the following:

                  "1.6     Drug Delivery  System" means coated  nanocrystalline
                   particles used in pharmaceutical preparations to facilitate the therapeutic delivery of insulin in humans."

2. Paragraph 1.7 (Definition) of the License Agreement is deleted in its entirety and replaced with the following:

                  "1.7     [reserved]."

3. Paragraph 1.8 (Definitions) of the License Agreement is deleted in its entirety and replaced with the following:

                  "1.8     "Field" means Vaccine Adjuvant, Virus Vaccine
                  Construct, and Drug Delivery System."

4. Paragraph 1.13 (Definitions) is added to the License Agreement as follows:

                  "1.13 "Project" means the Vaccine Adjuvant project specified in Subparagraph 5.9a, Epstein Barr Vaccine project specified in Subparagraph 5.9b, Herpes 2 Vaccine project specified in Subparagraph 5.9c, HIV Vaccine project specified in Subparagraph 5.9d, and Insulin project specified in Subparagraph 5.9e."

5. Paragraph 4.5 (Royalties) of the License Agreement is deleted in its entirety and replaced with the following:

                  "4.5 Beginning in the year 2004, Licensee will pay to The Regents a minimum annual royalty in the amounts and at the times set forth below:


                             2004                             $  50,000
                             2005                             $ 100,000
                             2006                             $ 150,000
                             2007                             $ 200,000
                             2008                             $ 400,000
                             2009                             $ 600,000
                             2010                             $ 800,000
                             2011                           $ 1,500,000

         In each succeeding calendar year after the year 2011, Licensee will pay a minimum annual royalty of One Million Five Hundred Thousand Dollars ($1,500,000) and thereafter for the life of this Agreement. This minimum annual royalty will be paid to The Regents by February 28 of the year following accrual of the royalties and will be credited against the earned royalty due and owing for the calendar year in which the minimum payment was made."

5. Paragraph 5.7 (Due Diligence) of the License Agreement is deleted in its entirety and replaced with the following:

                  "5.7     Licensee must hire the following key employees or
         independent contractors by the designated dates:

------------------------------------------------------------ ------------------ --------------------------------------
                   Position Description                         # Req.                  Hiring Target Date
------------------------------------------------------------ ------------------ --------------------------------------
Director, Research & Development                                     1                  December 1, 1996
Senior Vaccine Development Specialist                                1                  June 30, 1997
Senior Pharmaceutical Development Specialist                         1                  June 30, 1997
Process Development Scientist                                        1                  April 30, 1997
Quality Control/Assurance Manager                                    1                  December 31, 1997
Information Management Systems Specialist                            1                  December 31, 1997
Regulatory Specialist                                                1                  December 31, 1998




6. Paragraph 5.8 (Due Diligence) of the License Agreement is deleted in its entirety and replaced with the following:

         "5.8 In the hiring of key employees or independent contractors designated in Paragraph 5.7 above, Licensee will use the criteria set forth and hire qualified candidates.

7. Sub-paragraph 5.9a (Due Diligence) of the License Agreement is deleted in its entirety and replaced with the following:

                          5.9a Vaccine Adjuvant Project

------------------------------------------------------------------------------------------- --------------------------
                                       Milestones #                                               Target Date
------------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------------- --------------------------

------------------------------------------------------------------------------------------- --------------------------

         [Portions of this Exhibit have been omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A copy of this agreement with this Exhibit intact has been filed separately with the Securities and Exchange Commission.]

8. Sub-paragraph 5.9b (Due Diligence) of the License Agreement is deleted in its entirety and replaced with the following:

                        5.9b Epstein Barr Vaccine Project

------------------------------------------------------------------------------------------- --------------------------
                                       Milestones #                                                Target Date
------------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------------- --------------------------

------------------------------------------------------------------------------------------- --------------------------

         [Portions of this Exhibit have been omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A copy of this agreement with this Exhibit intact has been filed separately with the Securities and Exchange Commission.]

9. Sub-paragraph 5.9c (Due Diligence) of the License Agreement is deleted in its entirety and replaced with the following:

                          5.9c Herpes 2 Vaccine Project

------------------------------------------------------------------------------------------- --------------------------
                                       Milestones #                                                Target Date
------------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------------- --------------------------

------------------------------------------------------------------------------------------- --------------------------

         [Portions of this Exhibit have been omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A copy of this agreement with this Exhibit intact has been filed separately with the Securities and Exchange Commission.]

10. Sub-paragraph 5.9d (Due Diligence) of the License Agreement is deleted in its entirety and replaced with the following:

                            5.9d HIV Vaccine Project

------------------------------------------------------------------------------------------- --------------------------
                                       Milestones #                                                Target Date
------------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------------- --------------------------

------------------------------------------------------------------------------------------- --------------------------

         [Portions of this Exhibit have been omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A copy of this agreement with this Exhibit intact has been filed separately with the Securities and Exchange Commission.]

11. Sub-paragraph 5.9e (Due Diligence) of the License Agreement is deleted in its entirety and replaced with the following:

                              5.9e Insulin Project

------------------------------------------------------------------------------------------- --------------------------
                                       Milestones #                                                Target Date
------------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------------- --------------------------

------------------------------------------------------------------------------------------- --------------------------

         [Portions of this Exhibit have been omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A copy of this agreement with this Exhibit intact has been filed separately with the Securities and Exchange Commission.]

12. Sub-paragraphs 5.9f, 5.9g and 5.9h (Due Diligence) are deleted in their entirety from the License Agreement.

13. Paragraph 5.11 (Due Diligence) of the License Agreement is deleted in its entirety and replaced with the following:

         "5.11 The Regents shall have the right and option to either (1) terminate this Agreement when Licensee fails to meet due diligence provisions for any three of the five projects specified under Projects, as defined in Paragraph 1.13 above; or (2) reduce the exclusive license granted to non-exclusive licenses for each project specified under Projects, as defined in Paragraph 1.13 above, when Licensee fails to meet due diligence provisions for that particular project, subject to the notice and opportunity to repair provisions of Paragraph 9.1."

14. Paragraph 9.1 (Termination by the Regents) of the License Agreement is deleted in its entirety and replaced with the following:

         "9.1 Subject to Paragraph 5.11, if Licensee should violate or fail to perform any term or covenant of this Agreement, then The Regents may give written notice of such default ("Notice of Default") to Licensee. If Licensee should fail to repair such default within sixty (60) days after the date such notice takes effect, The Regents will have the right to terminate this Agreement and the licenses herein by a second written notice ("Notice of Termination") to Licensee. If a Notice of Termination is sent to Licensee, this Agreement will automatically terminate on the date such notice takes effect. Such termination will not relieve Licensee of its obligation to pay any royalty or license fees owing at the time of such termination and will not impair any accrued right of The Regents. These notices will be subject to
Article 18 (Notices)."

15. Paragraph 18.1 (Notices) of the License Agreement is deleted in its entirety and replaced with the following:

         "18.1 Any notice or payment required to be given to either party will be deemed to have been properly given and to be effective:

               18.1a    on the date of delivery if delivered in person;

               18.1b on the date of mailing if mailed by first-class certified mail, postage paid; or

               18.1c on the date of mailing if mailed by any global express carrier service that requires the recipient to sign the documents demonstrating the delivery of such notice of payment;

to the respective addresses given below, or to another address as designated in writing by the party changing its prior address.

In the case of Licensee:          Ben-Abraham Technologies, Inc.
                                  175 Olde Half Day Road, Suite 123
                                  Lincolnshire, Illinois 60069
                                  Telephone: (847) 793-2434
                                  Facsimile: (847) 793-2435
                                  Attention: Stephen M. Simes
                                             President & CEO

In the case of The Regents:       The Regents of the University of California
                                  Office of the President
                                  Office of Technology Transfer
                                  1111 Franklin Street, 5th Floor
                                  Oakland, California 94607-5200
                                  Telephone: (510) 587-6000
                                  Facsimile: (510) 587-6090
                                  Attention: Executive Director
                                             Office of Technology Transfer
                                             Referring to: U.C. Case No. 89-204

         In Witness Whereof, both The Regents and the Licensee have executed this Amendment, in duplicate originals, by their respective officers hereunto duly authorized, on the day and year hereinafter written.

              BEN-ABRAHAM                            THE REGENTS OF THE
            TECHNOLOGIES INC.                     UNIVERSITY OF CALIFORNIA
By        /s/ Stephen M. Simes                By    /s/ Terence A. Feuerborn
  ------------------------------------          --------------------------------
                (Signature)                           (Signature)
Name    Stephen M. Simes                      Name   Terence A. Feuerborn
    ----------------------------------
Title      President & CEO                    Title   Executive Director,
    ----------------------------------                Research Administration
                                                      and Technology Transfer

Date      10/22/99                            Date     10/26/99
    ----------------------------------            ------------------------------












                    Approved as to legal form: /s/ Edwin H. Baker   10/22/99
                                              ---------------------------------
                                              Edwin H. Baker               Date
                                              University Counsel
                                              Office of General Counsel